ISSUANCE OF ORDINARY SHARES	12 Months Ended
Dec. 31, 2013
ISSUANCE OF ORDINARY SHARES [Abstract]
ISSUANCE OF ORDINARY SHARES
24.	ISSUANCE OF ORDINARY SHARES

The Company's authorized share capital amount of US$10,000,000 comprising 500,000,000 ordinary shares with a par value of US$0.00002 each. On September 25, 2013, the Company closed a follow-on public offering of 14,000,000 ordinary shares (4,370,000 ADSs) and received aggregated net proceeds of approximately $67.8 million, after deducting discounts and commissions but before offering expenses.

As of December 31, 2012 and 2013, the Company's issued and outstanding shares were 88,758,778 and 108,051,630, respectively.